Royce Global Services Fund
          Supplement to Prospectus dated April 30, 1997



At a Special Meeting held on November 25, 1997, Shareholders of ROYCE GLOBAL SERVICES FUND (the "Fund") approved a proposal to change the Fund's investment objective and a related policy to permit the Fund to concentrate its investments in the financial services industry. The Fund's new investment objective is long-term capital appreciation by investing primarily in common stocks and convertible securities of companies principally engaged in the financial services industry.

With this approval, the Fund's name has been changed to ROYCE FINANCIAL SERVICES FUND and the Fund has amended its non-fundamental investment policies to eliminate the requirement that more than 65% of its assets be invested in securities of companies from at least three countries, which may include the United States.


November 25, 1997